SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 18, 2003


                        CHANGE TECHNOLOGY PARTNERS, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                       0-13347                 06-152875
         --------                       -------                 ---------
(State or other                      (Commission              (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT                06830
         ------------------------------------------                -----
         (Address of principal executive offices)               (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 661-6942
         ------------------------------------------------------------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

Change Technology Partners, Inc. (the "Company") announced the appointment of Mr. Austin Long III and Mr. Craig Nickels to its Board of Directors, effective June 13. In addition, the Company announced the resignation of William B. Avery from his position as Chief Executive Officer of the Company, effective June 17, as well as the resignations of Mr. Avery and James M. Dubin as directors, effective June 12. Michael R. Gleason, Chairman of the Company, has been appointed Chief Executive Officer of the Company, effective June 17. The press release issued by the Company in connection with such event is attached to this report as Exhibit 99.1.

In addition, the Company announced today that it has signed a Letter of Intent with Neurologix, Inc. to merge the two companies. The press release issued by the Company in connection with such announcement has been filed pursuant to Rule 425 under the Securities Act of 1933, as amended.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT NUMBER        DESCRIPTION
                  --------------        -----------

                  --------------------------------------------------------------
                  99.1                  Press Release, dated June 18, 2003.
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2003

                                   CHANGE TECHNOLOGY PARTNERS, INC.


                                   BY:  /s/ Michael Gleason
                                        ---------------------------------------
                                        Michael Gleason
                                        Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

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99.1                    Press Release, dated June 18, 2003.
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